SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: March 3, 2004
                        (Date of earliest event reported)


                           Netsmart Technologies, Inc.

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             (Exact name of registrant as specified in its charter)


  Delaware                       02-21177                        13-3680154
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 (State or other               (Commission                     (IRS Employer
 jurisdiction of               File Number)                   Identification
 incorporation)                                                  Number)



3500 Sunrise Highway, Great River, New York                       11739
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(Address of principal executive offices)                       (Zip Code)


                                 (631) 968-2000
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               (Registrant's telephone number including area code)


                       146 Nassau Avenue, Islip, NY 11751
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          (Former name or former address, if changed since last report)



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Item 12. Results of Operations and Financial Condition

         On March 3, 2004, the Registrant issued a press release announcing the Registrant's financial results for the fiscal year and fourth quarter ended December 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Netsmart Technologies, Inc.


                                        By: /s/ James L. Conway
                                            ----------------------
                                                James L. Conway
                                                Chief Executive Officer

Date:  March 3, 2004